                             FOR CERTIFICATED SHARES ONLY
                                LETTER OF TRANSMITTAL
                           TO TENDER SHARES OF COMMON STOCK
                                          OF
                           THE HALLWOOD GROUP INCORPORATED
                 PURSUANT TO THE OFFER TO PURCHASE DATED MAY 12, 1997

-------------------------------------------------------------------------------
  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
     DENVER TIME, ON MONDAY, JUNE 16, 1997, UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

                THE DEPOSITARY AND INFORMATION AGENT FOR THE OFFER IS:
                  THE HALLWOOD GROUP INCORPORATED INVESTOR RELATIONS

                    BY MAIL:              BY HAND OR BY OVERNIGHT COURIER

                 P.O. Box 378111                     Suite 1700
             Denver, Colorado 80237       4582 South Ulster Street Parkway
                                                Denver, Colorado 80237

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO BOOK-ENTRY TRANSFER FACILITIES WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES ARE ENCLOSED OR IF CERTIFICATE(S) HAVE BEEN LOST OR DESTROYED.

---------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------------------
  Name(s), Address(es), Acct. No. and TIN of     No. of Shares Held                     Shares Tendered
  Registered Holder(s)                              in this Acct.        (Attach additional signed list if necessary)
---------------------------------------------------------------------------------------------------------------------
                                                                                    Total No. of
                                                                                       Shares
                                                                      Certificate    Represented     No. of Shares
                                                                        Number(s)   By Certificates    Tendered(1)
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
                                                                             Total Shares
                                                                  --------------------------------------------------
                                                                  --------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(2)  (Attach additional signed list if necessary).  See Instruction 12.
  1st:               2nd:            3rd:            4th:                          5th:
---------------------------------------------------------------------------------------------------------------------

  (1)   Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  (2)   If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 12.

  (3)   If you cannot locate your certificate, please complete the Affidavit of Lost or Destroyed Share
        Certificate on page 4 and see instruction 13.

  (4)   Do not sign your share certificate.

  (5)   If you need assistance, please call toll-free nationwide (800) 882-9225.


   NOTE: ALL STOCKHOLDERS MUST PROVIDE SIGNATURES ON PAGE 3 AND THE SUBSTITUTE W-9 ON PAGE 4 MUST BE COMPLETED. PLEASE READ THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL CAREFULLY.

     The undersigned hereby tenders to The Hallwood Group Incorporated, a Delaware corporation (the "Company"), the above-described shares of its common stock, par value $0.10 per share (the "Shares"), at $27.50 per share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 12, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) deliver certificates for such Shares, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares; (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and
(ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that all Shares validly tendered and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions, and that the Company will return all other Shares not purchased because of proration.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                                       ODD LOTS
                                 (SEE INSTRUCTION 7.)

     The box below is to be marked ONLY if Shares are being tendered by person who, as of the close of business on May 1, 1997, and who continues to own as of the Expiration Date, an aggregate of fewer than 100 Shares.

     [ ] The undersigned owned beneficially, as of the close of business on May 1, 1997, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered.

                            SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 1, 5, AND 6)
    -------------------------------------------------------------------------
                       SPECIAL PAYMENT INSTRUCTIONS

     To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be ISSUED in the name other than that printed on the first page.

     Issue:  / / check and/or  / / certificate(s) to:

     Name:
          --------------------------------------------------------------
          (Please Print)
     Address:
             -----------------------------------------------------------

     -------------------------------------------------------------------
     (City, State, Zip)

     -------------------------------------------------------------------
               (Tax Identification or Social Security No.)
            (See Substitute Form W-9 Certification Included Herein)
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                        SPECIAL MAILING INSTRUCTIONS
     To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be MAILED to someone other than the name and address printed on the first page.

     Issue:  / / check and/or  / / certificate(s) to:

     Name:
          --------------------------------------------------------------
          (Please Print)

     Address:
             -----------------------------------------------------------

     -------------------------------------------------------------------
     (City, State, Zip)

     -------------------------------------------------------------------
               (Tax Identification or Social Security No.)
         Is this a permanent address change?   / / Yes    / / No
    -------------------------------------------------------------------------

                                   PLEASE SIGN HERE
    (ALL SECTIONS MARKED WITH A RED X MUST BE COMPLETED BY BY ALL STOCKHOLDERS)

     Please sign exactly as your name(s) appears under "Description of Shares Tendered" above. Each joint owner must sign; if one or more owners are deceased, the other(s) must sign and enclose the death certificate. If you are signing for someone else, you must enclose documentation with the Letter of Transmittal certifying your authorization to sign, i.e., Death Certificate, Power of Attorney, Letters Testamentary, etc. If your account is held as an IRA or a third party acts as the custodian on your account, the custodian must also sign the Letter of Transmittal. If you have questions as to your authority to sign, please call The Hallwood Group Incorporated Investor Relations toll-free nationwide at (800) 882-9225.

                        PLEASE FILL IN YOUR PHONE NUMBER HERE:

                  (______) ____________________________________
                             DAY OR WORK TELEPHONE NUMBER

  Date:
     --------------------------------

  X
    -------------------------------------------------------------------------
    (OWNER SIGNATURE)

  X
    -------------------------------------------------------------------------
    (CO-OWNER (CUSTODIAN) SIGNATURE, IF APPLICABLE)

  X
    -------------------------------------------------------------------------
    (SIGNATURE GUARANTEE, ONLY IF SPECIAL PAYMENT INSTRUCTIONS OR SPECIAL DELIVERY INSTRUCTIONS HAVE BEEN COMPLETED. SEE INSTRUCTIONS 1, 5 AND 6.)

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

------------------------------------------------------------------------------
     SUBSTITUTE FORM W-9 CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT (i) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME)
  AND (ii) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (b) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT
  I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
  ALL INTEREST OR DIVIDENDS; OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.
     Certification instructions -- You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

     X Date:
            --------------------------
     X -------------------------------       X -------------------------------
     (Signature)                             (Address)
     X -------------------------------       X -------------------------------
     (Print Name)                            (City, State, Zip)
------------------------------------------------------------------------------
     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN. I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31%
  of all payments made to me thereafter will be withheld until I provide a number.
      Signature:                              Date:
                -------------------------          -------------------------
------------------------------------------------------------------------------

                     THIS SECTION TO BE COMPLETED AND NOTARIZED
                    ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATE(S)
                 AFFIDAVIT OF LOST OR DESTROYED SHARE CERTIFICATE(S)

STATE OF ________________________ NAME AND
                                  ADDRESS_____________________________________

COUNTY OF _____________________   CITY/STATE/ZIP______________________________

CERTIFICATE NUMBER(S)*_______________, for ___________ Share(s) of The Hallwood Group Incorporated.
The undersigned person(s), being first duly sworn, deposes and says that:

    I am the lawful owner of the above described certificate(s). The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of tendering the certificate(s) without surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I, in consideration of the proceeds of the tender of the Shares represented by the certificate(s), agree to completely indemnify, protect and save harmless The Hallwood Group Incorporated, The Hallwood Group Incorporated Investor Relations, Boston EquiServe, and Seaboard Surety Company (the "Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s), the tender and purchase of Shares represented thereby and distribution of the proceeds of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I agree that this affidavit is to be delivered to accompany a certificate of indemnity underwritten by Seaboard Surety Company to protect the foregoing parties.

  Signed, sealed and delivered by Affiant this ________ day of _________ 1997    PLEASE ALSO SIGN PAGE 3 OF THE
                                                                                 LETTER OF TRANSMITTAL
  Signature of Affiant _______________________________ Signature of Co-Affiant____________________________

  On this _________ day of ______________________ 1997, before me personally appeared ________________________
  known to me to be the individual(s) who executed the foregoing instrument, and, being duly sworn, did depose and say that the statements contained therein are true.

(AFFIX NOTARY SEAL)  My commission expires __________________   Notary Public_______________________________


*IF YOU DO NOT HAVE A RECORD OF YOUR CERTIFICATE NUMBER(S), LEAVE LINE BLANK. THESE NUMBERS WILL BE RESEARCHED BY THE DEPOSITARY.

                                   INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm or other entity that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used only if share certificates are to be forwarded herewith or if share certificates have been lost or destroyed. Certificates for all physically delivered Shares, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    The method of delivery of all documents, including Share Certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

    No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Special Payment Instructions must be completed and the signature must be guaranteed. (See Instruction 1 above.)

    6.   SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.  If a check for the
Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    7. ODD LOTS. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on May 1, 1997, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares. Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" on page 3 of this Letter of Transmittal is marked.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 Certification included as part of this

Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements may be obtained from the Depositary.

    9. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is a stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent at the telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

    11. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. Neither the Company, nor the Depositary/Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    12. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 14 of the Offer to Purchase.

    13. LOST, STOLEN OR DESTROYED CERTIFICATES. If the Certificate(s) which a registered holder (or his/her transferee) is required to tender has been lost or destroyed, please properly complete, and duly execute and have notarized the Affidavit of Lost or Destroyed Share Certificate on page 4 and deliver it to the Depositary.

    14. INQUIRIES. All inquiries with respect to this Letter of Transmittal and requests for additional copies of this Letter of Transmittal should be made to The Hallwood Group Incorporated Investor Relations, 4582 S. Ulster St. Pkwy. Ste. 1700, Denver, Colorado, 80237 at (800) 882-9225.


    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.